Filed pursuant to Rule 497(a)
File No. 333-166012
Rule 482ad
Fifth Street Finance Corp. Closes $76.3 Million of Investments in January 2011
WHITE PLAINS, N.Y., Jan. 31, 2011 — Fifth Street Finance Corp. (NYSE:FSC) (“Fifth Street”) announced today that it has closed $76.3 million of investments thus far during the second fiscal quarter of 2011.
“Continuing from our past record quarter, I am very excited to have already closed $76.3 million of investments in the month of January. These closings commence what I hope to be a very strong year for originations,” commented Leonard M. Tannenbaum, Chief Executive Officer.
During the second fiscal quarter of 2011, Fifth Street has closed the following transactions to date:
•	On January 4, 2011, Fifth Street closed a $19.0 million senior secured debt facility to support the acquisition of a technology-enabled home delivery pharmacy. $17.0 million was funded at closing.

•	On January 6, 2011, Fifth Street closed a $14.0 million senior secured debt facility to support the acquisition of a provider of outsourced Medicaid eligibility services. $12.0 million was funded at closing.

•	On January 6, 2011, Fifth Street closed a $20.0 million senior secured debt facility to support the acquisition of a manager and administrator of investment products. $11.7 million was funded at closing.

•	On January 14, 2011, Fifth Street closed a $13.3 million senior secured debt facility to support the acquisition of a provider of non-destructive pipe testing services. $11.3 million was funded at closing.

•	On January 20, 2011, Fifth Street closed a $10.0 million senior secured debt facility to support the acquisition of an acquirer and operator of specialty pharmaceutical companies. $10.0 million was funded at closing.
About Fifth Street Finance Corp.
Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
Forward-Looking Statements
This press release may contain certain forward-looking statements, including statements with regard to the future performance of Fifth Street Finance Corp. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and these factors are identified from time to time in Fifth Street Finance Corp.’s filings with the Securities and Exchange Commission. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp. Stacey Thorne, Executive Director, Investor Relations (914) 286-6811 stacey@fifthstreetfinance.com